VALUE LINE EMERGING OPPORTUNITIES FUND, INC.

220 East 42nd Street, New York, New York 10017-5891
1-800-243-2729
www.vlfunds.com

STATEMENT OF ADDITIONAL INFORMATION
AUGUST 1, 2007
(as supplemented July 1, 2008)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Emerging Opportunities Fund, Inc. (the “Fund”) dated August 1, 2007, as supplemented July 1, 2008, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund’s 2007 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report and most recent semi-annual report are available from the Fund upon request and without charge by calling 1-800-243-2729.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

History and Classification.    The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1993 under the name “Value Line Small-Cap Growth Fund, Inc.” On February 1, 2000, the Fund’s name changed to “Value Line Emerging Opportunities Fund, Inc.” The Fund’s investment adviser is EULAV Asset Management, LLC (the “Adviser”), a wholly owned subsidiary of Value Line, Inc. (“Value Line”).

Non-Principal Investment Strategies and Associated Risks.

•  Restricted Securities.    On occasion, the Fund may purchase illiquid securities or securities which would have to be registered under the Securities Act of 1933, as amended (the “Securities Act”) if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) would exceed 5% of the market value of its net assets or if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 15% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund’s investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

In addition, the Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund’s limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

•  Stock Index Futures Contracts and Options Thereon.    The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission (“CFTC”). The Fund will only enter into futures and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.

There can be no assurance of the Fund’s successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund’s securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indices thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indices thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund’s successful use of stock index futures as a hedging device.

The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”

The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of “variation” or “maintenance” margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

Successful use of stock index futures by the Fund also is subject to the Adviser’s ability to predict correctly movements in the direction of the market. If the Adviser’s judgment about the several directions of the market is wrong, the Fund’s overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

•  Repurchase Agreements.    The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

•  Lending Portfolio Securities.    The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

•  Covered Call Options.    The Fund may write covered call options on stocks held in its portfolio (“covered options”). When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the “premium”). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund’s portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund’s position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

Fund Fundamental Policies.

(i)  The Fund may not issue senior securities or borrow money in excess of 10% of the value of its net assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

(ii)  The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

(iii)  The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

(iv)  The Fund may not purchase securities of other investment companies except in mergers or other business combinations or invest in real estate, mortgages, illiquid securities of real estate investment trusts, real estate limited partnerships or interests in oil, gas or mineral leases, although the Fund may purchase securities of issuers which engage in real estate operations.

(v)  The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days, over-the-counter options held by the Fund and the portion of the assets used to cover such options when taken together with other securities that are illiquid or restricted do not exceed 15% of the Fund’s net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund.

(vi)  The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except in connection with the purchase or sale of futures transactions and to deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

(vii)  The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(viii)  The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(ix)  The Fund may not purchase securities for the purpose of exercising control over another company.

(x)  The Fund may not invest in commodities or commodity contracts except that the Fund may invest in futures contracts and financial futures contracts and options on futures contracts and financial futures contracts.

(xi)  The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

(xii)  The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

(xiii)  The investment objective of the Fund is long-term growth of capital.

If a percentage restriction used in this Statement of Additional Information or the Prospectus is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (i) and the restriction on illiquid securities. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following tables sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany Age 62	Director	Since 2008	Mutual Fund Marketing Director of Value Line, Inc.	None
Non-Interested Directors
John W. Chandler 416 North Hemlock Lane Williamstown, MA 01267 Age 83	Director	Since 2000	Consultant, Academic Search Consultation Service, Inc. 1992–2004, Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 1993	Retired; Customer Support Analyst, Duke Power Company until April 2007.	None
Francis Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 75	Director	Since 1993
Professor of History, Williams College, 1961 to 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 71	Director	Since 2000	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, 1987–1998.	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 2000	Chairman, Institute for Political Economy.	None
Nancy Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 2000	Senior Financial Advisor, Veritable, L.P. (investment advisor) since 2004; Senior Financial Advisor, Hawthorn, 2001–2004.	None.
Officers
Mitchell E. Appel Age 37	President	Since 2008
President of each of the 14 Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005.

Howard A. Brecher Age 54	Vice President, and Secretary	Since 2008
Vice President and Secretary of each of the 14 Value Line Funds since June 2008; Vice President, Secretary and a Director of Value Line, Inc.; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Name, Address and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Stephen R. Anastasio Age 48	Treasurer	Since 2005	Controller of Value Line, Inc. until 2003; Chief Financial Officer of Value Line, Inc., 2003–2005; Treasurer of Value Line, Inc. since 2005; Treasurer of each of the 14 Value Line Funds.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Value Line, Inc.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

On June 11, 2008, Jean B. Buttner resigned as a Director, Chairman and President and a member of the Valuation Committee of the Fund. On June 24, 2008, Thomas T. Sarkany was appointed a Director and a member of the Valuation Committee of the Fund. On June 5, 2008, David Henigson resigned as a Vice President, Secretary and the Chief Compliance Officer of the Fund. On June 12, 2008, Mitchell E. Appel was appointed the President of the Fund, Howard A. Brecher was appointed a Vice President and the Secretary of the Fund, and R. Michael Parker, an independent contractor, was appointed the Chief Compliance Officer of the Fund.

The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls. The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session. There were four meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Thomas T. Sarkany and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a combined Nominating/Governance Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise fund governance matters. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended March 31, 2007. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Interested Director
Jean B. Buttner*	$–0–	$–0–
Non-Interested Directors
John W. Chandler	9,046	45,000
Frances T. Newton	9,046	45,000
Francis C. Oakley	9,046	45,000
David H. Porter	9,046	45,000
Paul Craig Roberts	9,046	45,000
Nancy-Beth Sheerr	9,046	45,000

*	Jean B. Buttner resigned as a Director on June 11, 2008. Thomas T. Sarkany was appointed a Director on June 24, 2008.

The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line Funds as of December 31, 2006:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Jean B. Buttner*	Over $100,000	Over $100,000
Non-Interested Directors
John W. Chandler	$1 – $10,000	$50,001 – $100,000
Frances T. Newton	$1 – $10,000	$10,001 – $50,000
Francis C. Oakley	$10,001 – $50,000	$10,001 – $50,000
David H. Porter	$1 – $10,000	$10,001 – $50,000
Paul Craig Roberts	$10,001 – $50,000	Over $100,000
Nancy-Beth Sheerr	$1 – $10,000	$10,001 – $50,000

*	Jean B. Buttner resigned as a Director on June 11, 2008. Thomas T. Sarkany was appointed a Director on June 24, 2008.

As of June 30, 2007, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, which owned 13,038,483 shares of record or approximately 50.4% and National Financial Services Co., One World Financial Center, 200 Liberty Street, New York, NY 10281, which owned 4,993,390 shares of record or approximately 19.3%. In addition, the Adviser and affiliated companies owned 622,111 shares (approximately 2.4%) and Wachovia Bank, N.A. as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan, owned 128,804 shares (approximately 0.5%). Officers and directors of the Fund owned less than 1% of the outstanding shares.

None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, Value Line Securities, Inc., the Fund’s distributor (the “Distributor”) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

Proxy Voting Policies

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective. The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund’s Proxy Voting Policies to Institutional Shareholder Services (“ISS”), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, ISS will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of ISS.

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters

•  Generally, the Fund supports the company’s nominees to serve as directors.

•	The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

•	Increases in the number of authorized shares of or issuances of common stock or other equity securities;

•	Provisions of the corporate charter addressing indemnification of directors and officers;

•	Stock repurchase plans; and

•	The selection of independent accountants.

•	The types of matters on corporate governance that the Adviser would expect to vote against include:

•	The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

•	The adoption of a classified board;

•	The adoption of poison pill plans or similar anti-takeover measures; and

•	The authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans

The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would normally vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

Social Policy Based Proposals

Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission’s website at http://www.sec.gov or at the Fund’s website at http://vlfunds.com.

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address or phone number on the cover page of this Statement of Additional Information.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

In addition, the Fund’s Distributor produces for marketing purposes Fund fact sheets, which include the Fund’s top ten holdings and other information regarding the Fund’s portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter but are not released until after the Fund has filed with the SEC its annual, semi-annual or quarterly report.

Ongoing Relationships.  Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard and Poor’s , Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Directors. The Fund’s service providers are its accountants, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund. Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders. While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships.  Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented. These safeguards include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information. To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict. The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Directors. The Fund does not release portfolio holdings information to any person for compensation.

The Board of Directors of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on its implementation from time to time including a review of any potential conflicts of interest in the disclosure made by the Adviser in accordance with the policy or the exceptions permitted under the policy. It may also require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into a newly-formed wholly-owned subsidiary, the name of which is EULAV Asset Management, LLC (“EULAV”). As part of the reorganization, the Fund’s investment advisory agreement was transferred from Value Line to EULAV, and EULAV replaced Value Line as the Fund’s investment adviser.

Value Line Funds’ portfolio managers, all of whom are now employees of EULAV, have not changed as a result of the reorganization. EULAV and Value Line share the same offices at 220 East 42nd Street, New York, NY 10017. Value Line and the Value Line Funds were advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreements (as such term is defined in the Investment Company Act of 1940). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of Value Line’s common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of Value Line, owns all of the voting stock of Arnold Bernhard & Co., Inc.

The investment advisory agreement between the Fund and the Adviser, dated June 1, 1993, provides for an advisory fee at an annual rate equal to 0.75% of the Fund’s average daily net assets. During the fiscal years ended March 31, 2005, 2006 and 2007, the Fund paid or accrued to the Adviser advisory fees of $2,382,635, $3,767,831 and $5,367,759, respectively.

The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal, audit and Fund accounting expenses and fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words “Value Line” in its name only so long as Value Line, Inc. or a subsidiary serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $4.0 billion as of June 30, 2008.

Certain of the Adviser’s clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.

The Fund has entered into a distribution agreement with the Distributor whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of Value Line. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman of the Distributor.

State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund. The Fund pays State Street $32,400 per annum for providing bookkeeping and accounting services; the Adviser pays State Street $44,000 per annum for providing administrative services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund’s independent registered public accounting firm and also performs certain tax preparation services.

Portfolio Managers

Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation.  Each portfolio manager employed by the Adviser receives a fixed base salary. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Salary and bonus are paid in cash. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for managing are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed.  Stephen E. Grant is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at March 31, 2007 of approximately $2,072 million and two private accounts with assets at March 31, 2007 of approximately $176 million.

Material Conflicts of Interest.    The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

Ownership of Securities.  Stephen E. Grant does not own any shares of the Fund.

SERVICE AND DISTRIBUTION PLAN

The Service and Distribution Plan (12b-1 Plan) (the “Plan”) is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. During the fiscal year ended March 31, 2007, the Fund paid fees of $1,789,253 to the Distributor under the Plan. The Distributor paid $2,346,543 to other broker-dealers and incurred $269,027 in advertising and other marketing expenses.

The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to the Directors each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.

Additional Dealer Compensation

If you purchase shares of the Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation from the Distributor. Such payments may be based on a variety of factors, including sales of Fund shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor may vary among intermediaries. The types or payments an intermediary may receive include:

•	Payments under the Plan which are asset based charges paid from the assets of the Fund;

•	Payments by the Distributor out of its own assets. These payments are in addition to payments made under the Plan.

You should ask your intermediary for information about any payments it receives from the Distributors.

The maximum amount of compensation that may be paid to any intermediary under the Plan is 0.25% of average daily net assets. As of March 31, 2007, the maximum amount of additional compensation that the Distributor is paying to any intermediary from its own assets is 0.15% of average daily net assets.

As of March 31, 2007, the Distributor may make payments out of its own assets to the following financial intermediaries whose fees exceed the Fund’s payment of 0.25% of average daily net assets pursuant to the Plan.

National City Bank
Pershing LLC
National Financial Services Corp.
E*TRADE
National Investors Services Corp.
Charles Schwab
USAA Investment Management Co.
The 401K Company
SunGard Transaction Network
MSCS Financial Services, LLC
The Vanguard Group

Financial intermediaries may have been added or removed from the list above since March 31, 2007.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealer who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

During the fiscal years ended March 31, 2005, 2006 and 2007, the Fund paid brokerage commissions of $486,362, $273,947 and $172,081, respectively, of which $87,942 (18%), $0 and $0, respectively, was paid to the Distributor, a subsidiary of the Adviser, who cleared transactions for the Fund through unaffiliated broker-dealers. During the fiscal year ended March 31, 2007, all of the Fund’s brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions.

Portfolio Turnover. The Fund’s portfolio turnover rate for recent fiscal years is shown under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

Each share of the Fund’s common stock, $.001 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases:    Shares of the Fund are purchased at the net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

Automatic Purchases:    The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder’s Fund account. The required form to enroll in this program is available upon request from the Distributor.

Retirement Plans:    Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objective of the Fund be consistent with the participant’s retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

Redemption:    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

Calculation of Net Asset Value:    The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Directors. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

TAXES
(See “Dividends, Distributions and Taxes” in the Fund’s Prospectus)

The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In addition, for U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders.

Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

Under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.

Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

To the extent that the Fund invests in stock of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If the Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and who hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing after December 31, 2004 and prior to January 1, 2008, provided that the Fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. The Fund does not expect to be a “U.S. real property holding corporation” as defined in section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If the Fund were a U.S. real property holding corporation, certain distributions by the Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the Fund within one year of certain distributions would be required to file a U.S. federal income tax return to report such gains. Shareholders are advised to consult with their tax advisers concerning the application of federal, state, local and foreign taxes to an investment in the Fund.

FINANCIAL STATEMENTS

The Fund’s financial statements for the year ended March 31, 2007, including the financial highlights for each of the five fiscal years in the period ended March 31, 2007, appearing in the 2007 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.